RESTRUCTURE AND AMENDMENT AGREEMENT

This **Restructure and Amendment Agreement** is entered into as of this 18th day of February 2006 by and between Cardinal Communications, Inc., a Nevada company (formerly known as Usurf America, Inc.) (the "Company") on the one hand, and Sovereign Partners LLC, a Colorado limited liability company ("Sovereign") and each of the members of Sovereign (the "Members") on the other hand.

WITNESSETH:

WHEREAS, the Company, Sovereign and the Members are each parties to that certain Securities Purchase Agreement dated as of January 26, 2005 (the "SPA") whereby all of the membership interests of Sovereign were acquired by the Company on the terms and conditions set forth in the SPA;

WHEREAS, in connection with the SPA, the Company, the then current directors of the Company and certain "Shareholders" named therein entered into that certain Investor Rights Agreement dated as of January 26, 2005 (the "IRA") whereby certain rights and privileges were agreed to with respect to the "Shareholders" named therein;

WHEREAS, in connection with the SPA, the Company, Sovereign and certain "Contributors" named therein entered into that certain Management Agreement dated as of January 26, 2005 (the "Management Agreement") whereby certain operating covenants were agreed to as between the Company and Sovereign;

WHEREAS, pursuant to the SPA Sovereign became a wholly owned subsidiary of the Company and has been operated by such since the date of the SPA;

WHEREAS, pursuant to the SPA, the Members were entitled to certain distributions of capital shares of the Company in connection with the achievement of certain operating and financial milestones of Sovereign;

WHEREAS, the parties hereto acknowledge that certain violations of the IRA have occurred and that the NOI structure in the SPA has caused certain operating conflicts between the Company and Sovereign, and the parties hereto wish to address such matters by restructuring portions of the SPA;

WHEREAS, the Company and Sovereign wish to proceed with the distribution of the Guaranteed Shares, the Incentive Shares and the Bonus Shares (as defined in the SPA) on terms differing from the milestone provisions of the SPA; and

WHEREAS, the Company, Sovereign and the Members wish to restructure the issuances of the Guaranteed Shares, the Incentive Shares and the Bonus Shares and

amend the SPA and amend certain operating provisions of the IRA and the Management Agreement on the terms set forth herein in order to enhance the Company and Sovereign's ability to operate on a consolidated basis and achieve greater synergy.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Shareholders, the Members and Sovereign (the "parties" and each a "party") hereby agree as follows.

All capitalized terms not defined herein, but used herein, shall have the meaning ascribed to such terms under the SPA unless otherwise indicated.

1. **Amendments and Modifications to SPA.**

(a) The applicable parties hereby agree that Sections 1.1 (b), 1.1(c) and 1.1(d) of the SPA are hereby deleted and such provisions are hereby restated as follows:

1.1(b) Guaranteed Shares. The Guaranteed Shares shall equal 500,000 shares of Company Convertible Preferred Stock and shall be distributed and delivered by the Company to the Members as follows, (i) 250,000 such shares on the signing of this Agreement, and (ii) 250,000 such shares on July 1, 2006, all in accordance with each Member's Percentage Interest.

1.1(c) Incentive Shares. The Incentive Shares shall equal 1,000,000 shares of Company Convertible Preferred Stock and shall be distributed and delivered by the Company to the Members as follows, (i) 500,000 such shares on January 1, 2007, and (ii) 500,000 such shares on July 1, 2007, all in accordance with each Member's Percentage Interest.

1.1(d) Bonus Shares. The Bonus Shares shall equal 1,000,000 shares of Company Convertible Preferred Stock and shall be distributed and delivered by the Company to the Members as follows, (i) 500,000 such shares on January 1, 2008, and (ii) 500,000 such shares on July 1, 2008, in accordance with each Member's Percentage Interest.

Pursuant to the foregoing amendments, all share formula and calculations based upon "NOI" with respect to the accrual and calculation of Bonus Shares and/or Incentive Shares is hereby deleted.

(b) In addition to the foregoing, the SPA is hereby amended to provide that the Company shall distribute and deliver the "Balance Shares" (as defined below) in two equal installments on January 1, 2009 and on July 1, 2009, in accordance with each Member's Percentage Interest. The "Balance Shares" shall be shares of Company Convertible Preferred Stock which shall equal such number of such Convertible Preferred Shares as shall provide the Members with ownership of at least, but not more than, 49.99% of the issued and outstanding shares of the Common Stock of the Company (on an as converted and fully diluted capitalization basis, including all securities and debt convertible, exercisable or exchangeable into shares of Common Stock of the Company)

measured on the "Measurement Date". The Measurement Date shall be the last day of the first consecutive 10 day period, wherein the shares of the Company's Common Stock have had a closing bid price of at least $0.10 per share on each day in that period, as adjusted for any stock splits, dividends or similar adjustments, after the date hereof. Notwithstanding the foregoing, the Balance Shares calculation of "fully diluted capitalization" shall not include, and shall be adjusted for any (i) shares or securities issued with respect to any mergers or acquisitions after the date hereof, (ii) shares or securities issued on account of any indebtedness or other obligation of Sovereign existing as of February 18, 2005 [date of merger closing], or (iii) any options or warrants that expire, unexercised, prior to January 1, 2009 which may have been outstanding on the Measurement Date.

(c) The parties hereby agree that Section 1.(e) of the SPA is hereby deleted and omitted.

(d) Each of the Members, Sovereign and the Company agree to forbear from the exercise of any rights of indemnification, or any other rights or remedies arising at law or in equity with respect to any alleged breach, conflict or non-performance of any party under the SPA for a period of 36 months following the date of this Agreement. Such forbearance, however, shall not apply to the Company's performance of the terms set out in this Agreement.

2. **Amendments and Modifications to the IRA; Waiver.**

(a) The Shareholders and the Company hereby agree that Sections 1.2 and 2.1 of the IRA are hereby deleted in their entirety. The Shareholders and the Company hereby agree that Section 1.2 and 2.1 are of no further force or effect.

(b) The Shareholders and the Company each hereby waive any rights or remedies each may have with respect to any alleged breach, violation or conflict arising under Section 1.2 and/or 2.1 that may have occurred or arisen prior to the date hereof.

2. **Amendment and Modification to Management Agreement; Waiver.**

(a) The Company, Sovereign and each Contributor hereby agree that Section 4 of the Management Agreement is hereby deleted in its entirety and that there shall be no further restrictions on the use of "Cash" as defined in such Section. Accordingly the Company, Sovereign and each Contributor hereby agree that Section 4 is of no further force or effect.

(b) The Company, Sovereign and each Contributor hereby waive any rights or remedies each may have with respect to any alleged breach, violation or conflict arising under Section 4 that may have occurred or arisen prior to the date hereof.

3. **Miscellaneous; No Other Modifications Intended.** This Restructure and Amendment Agreement may be executed simultaneously in any number of counterparts (whether delivered by facsimile or otherwise), each of which when so executed and

delivered shall be taken to be an original but together shall constitute one and the same agreement. At any time or from time to time after the date of this Agreement, the parties hereto will take all appropriate action and execute and deliver, without limitation, any documents or instruments of transfer, conveyance, assignment and confirmation or provide any information which may be reasonably necessary to carry out any of the provisions of this Agreement. Any provisions or terms of the SPA, the Management Agreement or the IRA not expressly amended, modified or waived hereby shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed this Restructure and Amendment Agreement as of the date first written above.

CARDINAL COMMUNICATIONS, INC.

By: ______________________
Name: Edouard A. Garneau
Title: Chief Executive Officer

By: ______________________
Name: Richard Wilson
Title: Chairman of the Board

SOVEREIGN PARTNERS, LLC

By: ______________________
Name: Edouard A. Garneau
Title: LLC Manager

MEMBERS, SHAREHOLDERS AND CONTRIBUTORS:

DD FAMILY PROPERTIES, L.L.C.

By: ______________________
Name: Edouard A Garneau
Title: LLC Manager

THUNDERBIRD MANAGEMENT LIMITED PARTNERSHIP

By: ______________________
Name: Edwin L. Buckmaster
Title: General Partner

SEARLS FAMILY LLLP

By: ______________________
Name: Robert Searls
Title: General Partner

KRANTZ FAMILY, LLLP

By: [signature]
Name: Stanley Krantz
Title: General Partner

DOLPHIN BAY, LLC

By: [signature]
Name: Jeffrey W. Fiebig
Title: LLC Manager

NEW OPPORTUNITIES, LLC

By: [signature]
Name: Paul T. Garneau
Title: LLC Manager

[signature]
Kenneth Miller

[signature]
Jeffrey Schetgen

[signature]
Thomas Beck

[signature]
Brent E. Couch

[signature]
Jeff Fiebig

[signature]
Craig Cook

[signature]
Curt A. Bushman

[signature]
Michael P. Petrusich